Note 10 - Other Expenses	9 Months Ended
Sep. 30, 2024
Statement Line Items [Line Items]
Disclosure of other operating expense [text block]
10	Other expenses

	2024	2023

Intermediated Money Transaction Tax*	969	999
Community and social responsibility cost	988	923
Retirement benefits @	2,121	–
Impairment of property, plant and equipment (note 13)	–	878
	4,078	2,800

*	Intermediated Money Transfer Tax ("IMTT”) is tax chargeable in Zimbabwe on transfer of physical money, electronically or by any other means and charged at 2% per transaction performed in Zimbabwe.
@

Caledonia awarded discretionary payments to selected employees at Blanket Mine and Bilboes over 60 years of age as retirement benefits that are expected to result in an expected outflow of $2.1m in fiscal 2024 (excluding Share-based payment awards granted that remained unaffected). Group related retirements were classified as administrative expenses.